



China Yida



Focused on Our Strengths...

中国易达
CHINA YIDA

May 2010

Safe Harbor Statement

The information contained in this slide presentation is summary information that is intended to be considered in the context of SEC filings and other public announcements made by China Yida Holding, Co. (the "Company"), by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure.

This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the tourism, entertainment, media and other related businesses generally, the timing of the new projects and operations, increased costs and other risks associated with developing projects and operations, business levels at the Company's parks, channels and other operations and our ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Equity Snapshot

中国易达 CHINA YIDA

NASDAQ	CNYD
Closing Price (May 13, 2010)	$ 12.75
Market Capitalization	$ 249.3 million
Total Shares Outstanding	19.55 million
Revenues (ttm)	$ 56.21 million
Net Income (ttm)	$ 27.65 million
EPS (Diluted-ttm)	$ 1.58
Trailing P/E	8.1x
Fiscal Year End	December 31

ttm: trailing twelve months

Investment Highlights

1. Unique and powerful business model leveraging premium media and tourism assets
2. Positioned to benefit from rapidly growing consumer spending on leisure activities in China
3. Replicating proven tourist attraction management model with high returns and multi-year visibility
4. Media synergies results in effective, low cost marketing platform for tourism assets
5. Experienced management team in both media & tourism industry
6. Exceptional financial performance with robust revenue and net income growth
7. Attractive valuation relative to peers and financial performance

Company Overview

中国易达 CHINA YIDA

A leading diversified entertainment enterprise focused on China's fast-growing media and tourism industries in China

Media

- **FETV** (Comprehensive provincial TV Channel)
- **"Journey Through China on the Train"** (Railroad-on-board infomercial program)

Tourism and Entertainment

- **Great Golden Lake** (Global Geopark)
- **Hua'an Tulou** (World Cultural Heritage)
- **Yunding** (Large-scale recreational park)
- **Bengbu – Ming Dynasty Entertainment World** (Large-scale recreational park)
- **Zhangshu - China Yang-sheng Paradise** (Large-scale recreational park)

- Founded in 1999
- Reverse merger in November 2007
- Nasdaq listing in December 2009
- Total 385 employees -- Creation Division, Management Division, Marketing Division
- Headquartered in Fuzhou, China

China's Booming Tourism Market

中国易达
CHINA YIDA

- **Visits to tourist attractions are predicted to increase at CAGR of 8% between 2008 and 2013, with annual average growth in value of 13% .**

  (Source: Euromonitor International 2009)

- **Growth Drivers**
  a. Rising disposable income
  b. Large and growing middle class - between 100 million and 250 million strong
  c. More leisure time and higher willingness to take holidays
  d. Rapid increase in car ownership
  e. Improving transport infrastructure

Travel Seasonality - 2008



14
12
10
8
6
4
2
0
Jan
Feb
March
April
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec



(,000)
Forecasted Departures by Railway: 2008-2013
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,271
1,375
1,556
1,824
2010
2011
2012
2013

Source: Euromonitor International (2009)



China's Booming Tourism Market

中国易达 CHINA YIDA

Spending on visits to historic buildings and national parks are expected to grow dramatically over the next four years.

RMB million

	2008	2009	2010	2011	2012	2013
Art galleries	701.2	746.0	883.1	1,019.0	1,226.7	1,525.8
Casinos	-	-	-	-	-	-
Circuses	-	-	-	-	-	-
Historic buildings/sites	13,475.6	14,137.8	16,529.0	17,837.0	19,783.7	22,734.1
Museums	2,824.1	3,179.0	3,959.9	4,219.9	4,623.6	5,250.9
National parks/areas of natural beauty	26,505.4	30,394.8	38,502.3	41,842.0	46,726.7	54,050.6
Theatres	2,701.7	3,080.0	3,880.8	4,191.3	4,652.4	5,350.3
Theme/amusement	14,440.0	14,986.4	17,351.8	18,528.9	20,341.7	23,145.6
Zoos/aquariums	1,617.0	1,808.1	2,238.9	2,436.4	2,724.5	3,155.6
Other tourist attractions	1,311.1	1,399.9	1,662.8	1,775.4	1,949.0	2,217.5
Total	63,576.1	69,731.9	85,008.6	91,850.0	102,028.3	117,430.4

Historic buildings/sites: CAGR (2008-2013) =11.0%

National parks/areas of natural beauty: CAGR (2008-2013) =15.3%

Source: Euromonitor International (2009)

China Media Industry Overview

中国易达 CHINA YIDA

China Yida's targeted media sectors, TV & On-board TV, are growing strongly.

China's Media Market Overview

Media (Million of USD)	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	3,375	4,694	6,800	8,987	11,247	14,173	16,765	19,977	23,173
Radio					301	501	664	1,000	1,334
Newspaper	1,104	1,521	2,020	2,621	2,764	2,979	3,230	3,451	3,622
Magazine	66	100	178	229	282	357	431	518	622
Outdoor	1,078	1,290	1,468	1,514	1,992	2,461	2,739	3,086	3,898
Internet	60	79	169	303	527	783	1,395	2,305	3,236
Other Digital Media						333	735	1,338	1,961
Total	5,663	7,684	10,635	13,654	17,113	21,587	25,959	31,675	37,846

Y-to-Y Change	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	28.6%	39.1%	44.9%	32.2%	25.1%	26.0%	16.4%	19.2%	16.0%
Radio						66.3%	30.4%	50.6%	33.4%
Newspaper	15.2%	37.8%	32.8%	29.8%	5.5%	7.8%	6.7%	6.8%	5.0%
Magazine	31.2%	51.3%	77.7%	28.6%	22.9%	26.7%	18.8%	20.0%	20.0%
Outdoor		19.7%	13.8%	3.1%	31.6%	23.5%	9.5%	12.7%	26.3%
Internet	41.5%	32.6%	114.8%	78.6%	73.9%	48.6%	75.4%	65.3%	40.4%
Other Digital Media							117.5%	82.0%	46.5%
Total	43.2%	35.2%	38.4%	28.4%	25.3%	26.1%	18.3%	22.0%	19.5%

% as Media Industry	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	59.4%	61.1%	63.9%	65.8%	65.7%	65.7%	64.6%	63.1%	61.3%
Radio					1.8%	2.3%	2.6%	3.2%	3.5%
Newspaper	19.4%	19.8%	19.0%	19.2%	16.2%	13.8%	12.4%	10.9%	9.6%
Magazine	1.2%	1.3%	1.7%	1.7%	1.6%	1.7%	1.7%	1.6%	1.6%
Outdoor	19.0%	16.8%	13.8%	11.1%	11.6%	11.4%	10.5%	9.7%	10.3%
Internet	1.0%	1.0%	1.6%	2.2%	3.1%	3.6%	5.4%	7.3%	8.5%
Other Digital Media						1.5%	2.8%	4.2%	5.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Other Digital Media includes: Mobile Phone, In-door LCD display, On-board LCD display and Digital Magazine

Source: NMR, iAdTracker, CODC and GroupM



Tourist Attractions (1) - Great Golden Lake

中国易达 CHINA YIDA

Great Golden Lake – Global Geopark

GLOBAL GEOPARKS NETWORK

UNESCO

- Includes five primary scenic spots: Golden Lake, Shangqing River, Zhuangyuan Rock, Luohan Mountain and Taining Old Town
- Nominee site for World Natural Heritage
- National AAAA tourism destination

- Awarded exclusive management rights from government from 2001 to 2032
- Total initial investment -- $30 million
- Revenue generated from entrance fee
- Population within 4 hours driving range: 160 million



Number of Visitors
(in thousand)
22
155
320
640
2006
2007
2008
2009







Tourist Attractions (2) – Hua'an Tulou

Hua'an Tulou Cluster – World Cultural Heritage Site

- Ancient architectural attractions built hundred of years ago
- Tulou source
- Includes Fujian Tulou Museum





- Management right effective from 2008 to 2048
- Total initial investment -- $7.5 million
- Revenue generated from entrance fee, restaurant and other services
  - ✓ *No. of visitors in 2009: 95,000*
  - ✓ *1.5 hours drive from Xiamen, a famous coastal tourism city in China*
  - ✓ *AAAAA to be applied for soon*
  - ✓ *Granted priority right to develop other nearby destinations*
  - ✓ *Land use rights secured*

Tourist Attractions (3) – Yunding

Yunding

- **Large natural tourism & recreational park**
- **Opening: in the third quarter of 2010**
- **Management right effective from 2008 to 2048**
- **Total investment consideration -- $40 million**
- **Revenue to be generated from entrance fee, hotel, cable car and other recreational projects**

✓ *Expected No. of visitors in 2010: 300,000*
✓ *0.5 hour driving away from Fuzhou, capital of Fujian Province*
✓ *National Well-known Scenery Spot to be applied for soon*
✓ *Granted priority right to develop other nearby destinations*
✓ *Land use rights secured*





Tourist Attractions (4) – Bengbu

中国易达 CHINA YIDA

Ming Dynasty Entertainment World

- Large historical tourism & recreational park based on the theme of Ming Dynasty
- Premium location: 200 million population within the 3-hour economic circle
- No expiration on management right - 60% ownership on the new project company
- Revenue to be generated from entrance fees, hotel, conference center, entertainment services, commercial real estate and tourism real estate



Beijing
Tianjin
Dalian
Shijiazhuang
Taiyuan
Yantai
Weihai
Jinan
Zibo
Qingdao
Xinxiang
Zhengzhou
Luoyang
Xi'an
Huashan
Xuzhou
Rizhao
Lianyungang
Bengbu
Fuyang
Hefei
Nanjing
Nantong
Pudong
Shanghai
Hangzhou
Xinyang
Macheng
Baofeng
Ankang
Dazhou
Yan'an
Houma
Pingliang
Baoji
Zhongjiacun
Dezhou
Yanzhou
Taishan
Heze
Changzhi
Handan
Yuci
Xiangfang
Shiyan
Haian
Dandong
Huludao
Qinhuangdao
Tangshan
Zhunger
Linhe
Baotou
Shizhuushan
Dongying
Weifang
Xinyi
Laohe

Blue Circle: Approximately 0.5 hours away from Bengbu by high speed train, major city such as Nanjing, Hefei
Green Circle: Approximately 1.5 hours away from Bengbu by high speed train, major city such as Shanghai
Red Circle: Approximately 3 hours away from Bengbu by high speed train, major city such as Beijing

Tourist Attractions (5) – Zhangshu

China Yang-Sheng (Nourishing Life) Paradise

- Large tourism & recreational park based on the theme of Yang-Sheng (Nourishing Life)
- One of few natural Salt Water Hot Spring destinations in China
- Premium location: 1 hour by car to Jiangxi's provincial capital city Nanchang and on the major tourism route in the province
- No expiration on management right - 100% ownership on the new project company
- Revenue to be generated from entrance fees, hotel, hot spring, entertainment services and tourism real estate


Approximately 1 hour by car
Nanchang
Xinyu
Fuzhou



Tourist Attractions Summary

中国易达 CHINA YIDA

Name of Destination	Management Rights	Inception of Management Rights	Up-front Payment to Government	Location (Province)
Great Golden Lake	31 Years	2001	40M RMB	Fujian
Tulou	40 Years	2008	0	Fujian
Yunding	40 Years	2008	0	Fujian
Bengbu	∞	2010	0	Anhui
Zhangshu	∞	2010	0	Jiangxi

Major Breakthrough

•Expansion to outside of Company's home province

•Creation of non-time-limited management right

•Further diversified revenue sources



FETV

- **Brand**
  - Strong competence in tourism advertising
  - Provincial ranking: #4
- **Product**
  - Covering Fujian Province with a population over 35 million
  - Broadcast 24 hours a day
  - Prime time period (19:00-21:00): 15%
  - Non-prime time period: 20%
- **Distribution**
  - 15 long term ad agency distributors
  - Share client network with Yida's tourism business
- **Production**
  - Purchase programs directly from producers to control cost
  - Produce attractive programs related to tourism

FETV

Before: 2003		% Δ	After: 2009	
Provincial ranking:	#11		Provincial ranking:	#4
Daily average audience rating:	0.12	383%	Daily average audience rating:	0.58
Provincial market penetration:	2%	600%	Provincial market penetration:	14%
Provincial coverage rate:	27%	240%	Provincial coverage rate:	92%
Advertising revenue:	$0.3mn	100 Fold	2009 advertising revenue:	$30.0 mn

- **Advertising management agreement with FETV Station**
  - 2003-2010: RMB 10mn per annum, of which RMB 5mn will be used to purchase TV programs
  - Subsequent five years payment - to increase by 20%

FETV

中国易达 CHINA YIDA

Distinguished Programs ***WIN*** **High Profile Adverting Clients**



健康女人
1+1
海西文化讲坛
FETV
海西
特棒
Do You Know
你知道吗
成长
ChengZhang

中国移动通信 CHINA MOBILE 移动通信专家

東南汽車 SOUEAST

Coca-Cola

MARTELL COGNAC 马爹利

P&G

Nestlé

Mobil 1

蒙牛

Johnson & Johnson

Clean & Clear 可伶可俐

i'm lovin' it

NIPPON PAINT

On-Board Media Program

中国易达 CHINA YIDA

"Journey Through China on the Train" is a 5-20 minute tourist infomercial program that leverages Yida's media capabilities to drive traffic to its tourism destinations while at the same time generating revenues from local advertising clients.


"Journey Through China on the Train"
Program Screen Shot

One:
Introduction of
Tourist Destination
Infomercial Income

Two:
Sponsor Tag-in
Advertising Income

Three:
Sponsor News
Advertising Income


我们就来到了日则招待所

One:
Introduction of
Tourist Destination
Infomercial Income

Two:
Motel
Advertising Income

Three:
Shopping Center
Advertising Income

Four:
Hotel
Advertising Income

- Agreement effective from 2009 to 2016
- Broadcasted on (1) Train lines into Tibet;
  (2) High-speed trains;
  (3) Closed cable TV channels within national railway system
- Payment to China's Railway Media Center: RMB 300,000 per annum for first three years;
  RMB 350,000 per annum for second three years
- This infomercial program is now reaching approximately 200 million people each year.

Strong Synergies Between Tourism and Media Assets

中国易达 CHINA YIDA

Tourism resources make Yida's media platforms stand-out from competitors.

- Tourism resources provide rich content and attractive background for TV programs, and support ratings.
- FETV has become a leading media in marketing to travel related businesses.
- FETV successfully promoted Great Golden Lake, demonstrating its strong ability in tourism advertising.
- Yida's tourism distributors, i.e. travel agencies, and its business partners, i.e. alliance tour destinations and hotels are all potential advertising clients.


Media
Tourism

Yida's media platforms raise the profile of its tourism destinations

- Yida produces programs to market its tourism destinations to TV audiences.
- Yida has a strong media team, whose expertise ensures high profile and effective public communication on tourism topics.
- Yida will exchange advertising time slots with other media companies to advertise its tourism destinations in other markets.



Experienced Management Team

CHINA YIDA



Minhua Chen – Chairman of Board of Directors, President and Chief Executive Officer

- 30 years of experience in television media and tourism space in China
- News journalist from 1978 -1992
- Part-time university professor at School of Tourism
- Vice-chairman of Fujian Provincial Tourism Institute
- Vice-president of Fujian Advertisement Association
- Publisher of "General Theory of Tourism and Chinese Traditional Culture", a widely used textbook



Yanling Fan – Secretary and Director

- Journalist and radio anchorwoman for the Voice of Strait from 1992 - 1994
- General manager of New Handsome Advertisement Co., Ltd. from 1995 - 2004,
- General Manager of Hong Kong Yitat International Investment Co., Ltd , Chairman of Fujian Golden Lake Economy and Trading (Tourism) Development Co., Ltd., and General Manager of Fujian Education and Broadcasting Media Co., Ltd. since 2000
- "Fujian Splendid Women" and "Advanced worker of advertisement industry Fuzhou 2005"



Yi Wung – Chief Financial Officer

- More than 10 years of experiences in the U.S. financial industry
- Management Director at Etech Securities, Inc. from 2006 – 2008
- Director at Prosperity Financial Group from 2004 – 2005
- Senior Vice President at Global America Investment, Inc. from 2002 - 2003



Wei Zhang – Corporate Secretary and Vice President, Investor Relations

- Senior Vice President of Etech Securities Inc. before joining Yida
- Assistant CEO of Fujian Jingxie Real Estate Development Co.
- B.A. in Economic from University of California



Experienced Management Team



Yongxi Lin – Financial Controller
- Financial controller with Yida since 2003
- Former Chief Financial Director with Fujian Furi Group
- Professional member of CICPA
- BA in Accounting in 1994



Jinghua Huo – Vice President, Media
- More than 10 years of experiences in China's media industry
- Director of Customer Development division of People's Daily Daye Media Group from 1998 - 2000
- Director of Marketing division of Fujian News Channel from 2001- 2004



Liping Yan – Vice President, Tourism
- More than 10 years of experiences in China's tourism industry
- Chief of Tourism Bureau of Wuyishan City from 1996 - 2001
- Managing Director of Fujian Wuyishan Tourism Group from 2002 - 2005



Xiaoxing Chen – Vice President, Business and Partnership Development
- Be responsible for formulating and executing business development programs and exploring strategic partnership opportunities
- Former senior marketing manager of Tsingtao Beer Co., Ltd.
- National professional manager (Class 2) and EMBA in 2007



Lion Wung – Vice President, Finance
- Former vice president of Bank of China's local branch in charge of credit business
- BA in law

Financial Highlights

- Annual revenue growth greater than 70% over the past four years to $51.2M in 2009
- Exceptional margin structure:
  - EBITDA margin of 72.9% in 2009
  - Operating margin of 67.2% in 2009
  - Net margin of 49.8% in 2009
- Annual net-profit growth greater than 63% over the past four years to $25.5M in 2009
- Rapid ROI on new projects and long-term visibility
- Solid financial condition with $31.1 million in cash and only $2.5 million in debt

Strong Financial Performance

中国易达 CHINA YIDA

Revenue – US$


CAGR: 71.2%
10,211,833
14,577,765
30,599,493
51,228,951
2006
2007
2008
2009

Gross Profit – US$


CAGR: 72.4%
7,927,405
12,506,356
22,916,082
40,648,861
2006
2007
2008
2009

Gross Margin

2006	2007	2008	2009
77.6%	85.8%	74.9%	79.3%

Strong Financial Performance

中国易达 CHINA YIDA

EBITDA – US$


CAGR: 81.6%
6,240,923
11,821,113
23,653,985
37,361,568
2006
2007
2008
2009

EBITDA Margin

2006	2007	2008	2009
61.1%	81.1%	77.3%	72.9%

Net Profit – US$


CAGR: 63.7%
5,816,636
10,987,150
18,291,101
25,493,301
2006
2007
2008
2009

Net Margin

2006	2007	2008	2009
56.9%	75.3%	59.8%	49.8%



Income Statement Highlight

中国易达 CHINA YIDA

Consolidated Income Statement ($ in thousand)	Three Months Ended March 31,	Year Ended December 31,		
	2010	2009	2008	2007
Advertisement	$ 8,767	$ 31,519	$ 23,319	$ 12,246
Tourism	6,035	19,710	7,280	2,330
Total net revenue	14,802	51,229	30,599	14,577
Gross profit	11,880	40,649	22,916	12,506
Gross margin	*80.3%*	*79.3%*	*74.9%*	*85.8%*
Income from operations	9,617	34,395	18,996	8,910
Operating Margin	*65.0%*	*67.1%*	*62.1%*	*61.1%*
EBITDA	10,375	37,362	23,654	11,821
EBITDA Margin	*70%*	*73%*	*77%*	*81%*
Net income	7,134	25,493	18,291	10,978
Net Margin	*48.2%*	*49.8%*	*59.8%*	*75.3%*
Basic net earnings per share	$ 0.38	$ 1.50	$ 1.27	$ 1.16
Basic weighted average shares outstanding	18,918,681	17,023,344	14,395,383	9,445,859
Diluted net earnings per share	$ 0.37	$ 1.47	$ 1.27	$ 1.16
Diluted weighted average shares outstanding	19,384,447	17,314,084	14,395,383	9,445,859

Solid Balance Sheet

中国易达 CHINA YIDA

As of March 31, 2010	
Assets (USD)	
Cash and Equivalents	31,064,720
PP&E	32,590,213
Accounts Receivable	7,401
Construction in progress	45,623,520
Total Assets	119,486,694

Low AR, Low Working Capital Requirement

Debt/Equity Ratio:	0.02
Current Ratio:	5.76
Book Value / Share:	5.69

Low Debt, room to increase leverage

Assets (USD)	
Current Liabilities	5,690,908
Long Term Debt	2,483,817
Stockholders' Equity	111,311,970
Total Liabilities & Equity	119,486,694

Investment Highlights

1. Unique and powerful business model leveraging premium media and tourism assets
2. Positioned to benefit from rapidly growing consumer spending on leisure activities in China
3. Replicating proven tourist attraction management model with high returns and multi-year visibility
4. Media synergies results in effective, low cost marketing platform for tourism assets
5. Experienced management team in both media & tourism industry
6. Exceptional financial performance with robust revenue and net income growth
7. Attractive valuation relative to peers and financial performance

Contact

中国易达 CHINA YIDA

China Yida Holding Company

George Wung, CFO
+1(626) 379-2019
E-mail: g.wung@yidacn.net

Wei Zhang, IR Manager
+1(626) 241-5036
E-mail: w.zhang@yidacn.net

Website: http://www.yidacn.net

CCG Investor Relations, Inc.

1325 Avenue of the Americas
Suite 2800
New York, NY 10019
NY Office: +1(646) 213-1915

Crocker Coulson, President
E-mail: crocker.coulson@ccgir.com

Ed Job, CFA
E-mail: ed.job@ccgir.com


China Yida
Focused on Our Strengths...
中国易达
CHINA YIDA
May 2010